Contingent liabilities	12 Months Ended
Jun. 30, 2026
Contingent liabilities
Contingent liabilities
33	Contingent liabilities
33.1	Litigation

Sasol Oil (Pty) Ltd/SFT Energy (Pty) Ltd Claim

Sasol Oil entered into an agreement for the supply of various product grades with SFT Energy. The duration of the agreement was 6 months, from July 2023 to December 2023. Sasol Oil agreed to supply ULP95, ULP93, Diesel and Illuminating Paraffin to SFT Energy. However, the claim from SFT Energy is only in relation to the supply of Diesel. As part of the agreement, a particular volume of Diesel to be supplied by Sasol Oil was agreed with SFT Energy.

SFT Energy has served two summonses on Sasol Oil, each with their distinct cause of action:

Claim 1

SFT Energy alleges that Sasol Oil breached the agreement in that for each month during the duration of the agreement, they placed Diesel orders and Sasol Oil reduced the volumes of supply without prior notice to them. In addition SFT Energy alleges that Sasol Oil failed to formally notify SFT Energy of the events which resulted in Sasol Oil’s inability to supply the Diesel as required in terms of the agreement.

Based on the alleged breach of the supply agreement SFT Energy is claiming damages of R1,2 billion (plus interest at the prescribed rate from date of the summons). The claims relate to amongst others, loss of sales and claims of loss of financial facilities by SFT Energy.

Sasol Oil is defending the claim and the matter is ongoing.

Claim 2

In terms of the second claim, SFT Energy is claiming damages of R2,2 billion (plus interest from the date of summons) allegedly arising from liquidation proceedings instituted against it. SFT Energy is alleging that Sasol Oil acted wrongfully, unlawfully and maliciously and seeks to recover alleged losses relating to the recall and repayment of credit facilities by financial institutions, past and future loss of earnings, and destroyed enterprise value.

Sasol Oil is defending the matter and is challenging the adequacy of SFT’s particulars of claim on the basis that they do not disclose a cause of action. SFT opposed the application. The matter is ongoing.

It should be noted that the claims from SFT Energy are consequential/indirect in nature and the agreement has a limitation of liability clause which limits all claims in terms of the agreement only to direct damages.

33	Contingent liabilities continued
33.1	Litigation continued

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision (March 2013, November 2017 and July 2021)

Following the legal review applications in terms of which the 2013 and 2017 NERSA Maximum Gas Price (MGP) decisions were overturned, NERSA in 2020 adopted a MGP Methodology in terms of which MGP for Sasol Gas is determined with reference to international benchmark prices. Pursuant to the Sasol Gas price application submitted to NERSA in December 2020, NERSA, on 6 July 2021 published its MGP decision in which it approved MGPs for Sasol Gas for the period from 2014 up to 2021 and determined how the maximum gas prices are to be determined for 2022 and 2023. With effect from 1 September 2021 Sasol Gas adopted a revised actual gas price methodology in terms of its supply agreements with customers in order to comply with the 2021 NERSA MGP decision.

In December 2021 the Industrial Gas Users Association of Southern Africa (IGUA-SA) launched a legal review application in which it seeks to overturn the 2021 NERSA MGP decision that approved MGPs for Sasol Gas for the period from 2014 – 2023. Both NERSA and Sasol Gas opposed this further litigation. The matter was heard by the High Court in May 2023. On 20 June 2024 the court handed down its decision to grant the review application. In its order the court overturned the 2021 NERSA MGP decision and remitted the matter back to NERSA to take a new MGP decision. Sasol Gas brought an application for leave to appeal the decision by the High Court, which application was granted on 2 June 2025. The appeal will now proceed to the Supreme Court of Appeal and a hearing date for the appeal will be set in due course. An adverse outcome in this litigation could potentially lead to liability on the part of Sasol Gas, the extent of which is undeterminable as at 30 June 2026.

Competition Commission referral to Competition Tribunal of Gas Price complaints

During 2022 certain customers of Sasol Gas submitted complaints to the Competition Commission relating to alleged pricing conduct prohibited by the South African Competition Act, 1998 (Act No 89 of 1998). Sasol Gas launched a review application in the Competition Appeal Court to overturn the decisions by the Competition Commission relating to its investigation of the complaints as it relates to the gas prices because in terms of the Gas Act, NERSA is the industry regulator with the applicable jurisdiction for the regulation of gas prices in the South African piped gas market as long as there is inadequate competition in the market. This application was dismissed by the Competition Appeal Court (CAC) and the Constitutional Court dismissed the Sasol Gas application for leave to appeal the decision of the CAC. The referral on 10 July 2023 by the Competition Commission of the price complaints will proceed before the Competition Tribunal. The exchange of pleadings in the referral has closed. The parties are exchanging pleadings in relation to NERSA’s application to intervene in the referral. No hearing date has been set for the intervention application or the referral.

Other litigation matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business.

A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the Company does not believe that the outcome of any of these cases would have a material effect on the Group’s financial results.

33	Contingent liabilities continued

33.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

33.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2026 was R14 504 million compared to R14 112 million at 30 June 2025. Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the Group.